UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2008
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina State or Other Jurisdiction of Incorporation)	000-11448 (Commission File Number)	56-1348147 (IRS Employer Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 7.01.	Regulation FD Disclosure
     The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”.
     On February 11, 2008, the Company made a presentation at the Southeast Super-Community Bank Conference. A copy of the presentation is attached to this filing as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     This Exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 2.02, Results of Operations and Financial Condition.
     (99.1) Investor Presentation made at the Southeast Super-Community Bank Conference on February 11, 2008 is furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2008	NEWBRIDGE BANCORP
	By:	/s/ Robert F. Lowe
Robert F. Lowe,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Investor Presentation made at the Southeast Super-Community Bank Conference on February 11, 2008.